UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                              EXCHANGE ACT OF 1934


                                  June 26, 1997
                Date of Report (Date of earliest event reported)


                           BIOSAFE INTERNATIONAL, INC.
                      (Exact name as specified in charter)



         Nevada                                         95-4203626
(State or Other Jurisdiction of                       (I.R.S Employer
Incorporation or Organization)                       Identification No.)



                                   0-25998
                            (Commission File Number)


                10 Fawcett Street, Cambridge, Massachusetts 02138
          (Address of principal executive offices, including zip code)


                                   (617) 497-4500
                               Fax (617) 497-6355
              (Registrant's telephone number, including area code)








                      This document  contains a total of 4 pages.

Item 5. Other Events.

On July 10, 1997 BioSafe International, Inc. announced the final closing of a private placement offering of Series "A" convertible preferred stock on June 30, 1997, which brought the total amount raised in the preferred stock offering to approximately $9.7 million.

The preferred stock was sold at a price of $100 per share, bears an 8% annual dividend, and is convertible into common stock at a conversion price of $0.28125 per share of common stock, which conversion price maybe reset to a lower conversion price upon the occurrence of certain events. The dividend is payable in cash or in additional shares of preferred stock at the Company's option and is subject to adjustment after 3 years.

As a result of the sale of the preferred stock, BioSafe International, Inc. now has approximately 52,300,000 shares of common stock outstanding or reserved for issuance upon the conversion of the preferred stock.

The following pro forma consolidated balance sheet as of May 31, 1997 gives effect to the offering as if it occurred on that date.

The Company believes that this information is relevant to update the Company's current financial condition and is deemed to be of importance to security holders.



Item 7. Financial Statements and Exhibits

         (a)  Financial Statements

                  The May 31, 1997 pro-forma Balance Sheet of BioSafe International, Inc. is included on pages 3 and 4.



          (c)  Exhibits

                  99.1. - Certificate of Designation of a Series of Preferred Stock of BioSafe International, Inc. ( Incorporated by reference to exhibit No. 99.1 of the registrants current report on form 8K dated June 26.)

                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BIOSAFE INTERNATIONAL, INC.


Date: July 15, 1997                      By: -----------------------------------
                                            /s/ Philip Strauss

                                        Chairman, Chief Executive Officer and
                                        President


Date: July 15, 1997                      By: -----------------------------------
                                             /s/ Robert Rivkin

                                        Vice President, Chief Financial Officer,
                                        Treasurer and Secretary

                                                 BIOSAFE INTERNATIONAL, INC.
                                                (A Development Stage Company)
                                            Pro-Forma Consolidated Balance Sheet

                                                                                                                          Pro-forma
                                                                   May 31,                                                 May 31,
                       Assets                                       1997            Pro-forma Adjustments                   1997
                                                               ---------------  ----------------------------------     -------------
                                                                (unaudited)
                                                                                        Dr.                Cr.
Current assets:
    Cash                                                         $     50,260   a)  $ 7,650,000                      $    7,700,260
    Accounts and notes receivable, net                                764,316                                               764,316
    Assets held for resale                                            275,000                      b)  $   275,000              -
    Prepaid expenses and other current assets                         780,908                                               780,908
                                                                ---------------                                        -------------
        Total current assets                                        1,870,484                                             9,245,484

Accounts and notes receivable                                         261,583                                               261,583
Restricted cash and securities                                      1,227,095                                             1,227,095
Due from former employee                                              500,000                                               500,000
Property and equipment, net                                        12,131,682   b)       96,534                          12,228,216
Deferred financing costs, net                                         647,594                                               647,594
Other assets                                                          133,054                                               133,054
                                                                ---------------                                        -------------
        Total assets                                             $ 16,771,492                                        $   24,243,026
                                                                ===============                                        =============


        Liabilities and Stockholders' Equity

Current liabilities:
    Current portion of long-term debt and notes payable          $  2,286,273   c)      570,000                      $    1,716,273
    Accounts payable                                                1,912,575                                             1,912,575
    Accrued expenses                                                  800,991                                               800,991
    Restructuring and current liabilities related to
        discontinued operations                                     1,750,097                                             1,750,097
                                                                ---------------                                        -------------
        Total current liabilities                                   6,749,936                                             6,179,936


Long-term debt and notes payable                                   10,205,371                                            10,205,371
Landfill closure and post-closure costs                             1,562,000                                             1,562,000
                                                                ---------------                                        -------------
        Total liabilities                                          18,517,307                                            17,947,307
                                                                ---------------                                        -------------

 Commitments and Contingencies

Minority interest                                                   1,028,466   b)    1,028,466                                 -
                                                                ---------------                                        -------------

Stockholders' equity (deficit):

    Common stock, $.001 par value. Authorized
    100,000,000 shares; 17,662,571 shares                                                          c)      700,000
    issued and outstanding at May 31, 1997                             17,662                      b)      850,000           17,662
    Preferred Stock - Series A, $100 par value                            -                        a)  $ 8,150,000        9,700,000
    Additional paid-in capital                                     21,747,966   a)      500,000                          21,247,966
    Deficit accumulated during the development stage              (24,539,909)  c)  $   130,000                         (24,669,909)
                                                                ---------------                                        -------------
        Total stockholders' equity (deficit)                       (2,774,281)                                            6,295,719
                                                                ---------------                                        -------------

        Total liabilities and stockholders' equity (deficit)     $ 16,771,492                                        $   24,243,026
                                                               ===============                                         =============



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




                             BIOSAFE INTERNATIONAL, INC.
                            (A Development Stage Company)
                                  Pro-Forma Entries



a)  (To record issuance of convertible preferred stock net of offering expenses)



b) (To record the sale of assets and conversion of minority interest in Waste Professionals of Vermont, Inc. into convertible preferred stock)



c)  (To record conversion of bank debt into convertible preferred stock)